UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC   20549

                                     FORM 8-K


                                  CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 4, 1994



                              Union Bancshares, Inc.
              (Exact name of registrant as specified in its charter)



      Kansas                          0-11114                    48-0936090
(State of incorporation)              (Commission              (I.R.S. Employer
                                      File Number)           Identification No.)



200 Union Center Building
150 North Main
Wichita, Kansas                                                 67202
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (316) 261-4700



                                  Not Applicable
           (Former name or former address, if changed since last report)













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Union Bancshares, Inc. and Subsidiaries



Item 2.   Acquisition or Disposition of Assets

      On April 4, 1994, First Community Federal Savings and Loan Association (First Community) of Winfield, Kansas, was merged into Union National Bank of Wichita (UNB) in accordance with the merger agreement between Union Bancshares, Inc. (UBI), UNB and First Community dated October 13, 1993. Under the merger agreement, each outstanding share of First Community common stock was converted into $35.00 in cash. Stock options of First Community were converted into $35.00 in cash less the strike price of the options.

      The total cost of the transaction was $12,646,520. The purchase price was determined by assessing the worth in dollars of the ongoing income stream generation from First Community, taking into consideration market value of assets and liabilities. The transaction, which will be accounted for as a purchase, was financed with a $7,000,000 loan from Harris Bank and Trust in Chicago and the remaining $5,646,520 from internal funds. The merger passed all regulatory approvals and the approval of First Community shareholders.

      First Community was a savings and loan institution with total assets as of April 4, 1994 of $148,000,000, and offered full service banking from three branches. These facilities are located one each in Winfield, Arkansas City and Derby, Kansas. All three of these offices were part of the merger and will be ran as branches of UNB.


Item 7.  Financial Statements and Exhibits

      It is impracticable to provide the required audited and pro forma financial statements of First Community at this time. These financial statements will be filed under Form 8-K as soon as practical but no later than June 18, 1994.

      Exhibits are listed under the Index for Exhibits.
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Union Bancshares, Inc. and Subsidiaries


                                    SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Union Bancshares, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              UNION BANCSHARES, INC.



/S/ WILLIAM G. WATSON                             /S/ STEVEN C. WORRELL
  By:  William G. Watson                           By:  Steven C. Worrell
       President & Chief                                Vice President,
       Executive Officer                                Treasurer & Chief
                                                        Financial Officer

(Principal Executive Officer)                  (Principal Accounting Officer)



      April 11, 1994                                   April 11, 1994
           Date                                             Date
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Union Bancshares, Inc. and Subsidiaries


                                 Index to Exhibits



     Exhibits
         1         Merger Agreement dated April 3, 1994.
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Union Bancshares, Inc. and Subsidiaries



















                                     EXHIBIT 1

                                 Merger Agreement
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